SUPPLEMENT DATED JANUARY 28, 2014

FIRST INVESTORS TAX EXEMPT FUNDS PROSPECTUS
DATED MAY 1, 2013

Under the heading “How do I make subsequent transactions?” on page 77, the fifth sentence in the fifth full paragraph is deleted in its entirety and replaced with the following:

Under certain circumstances, the Funds may permit conversion from one class of shares to another class of shares within the same Fund or may convert one class of shares to another class of shares within the same Fund.

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Please retain this Supplement for future reference.
TEP0114